EXHIBIT 32

July 28, 2006

Securities and Exchange Commission
450 Fifth Street, NW
Washington, DC 20549

                CERTIFICATE OF CHIEF EXECUTIVE OFFICER REGARDING
                 PERIODIC REPORT CONTAINING FINANCIAL STATEMENTS

I, Randy Edgerton, the Chief Executive Officer of eNucleus, Inc. (the "Company"), in compliance with 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2003, that, to the best of his knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Company.


                                   /s/  Randy Edgerton
                                   -----------------------------------
                                        Randy Edgerton
                                        Chief Executive Officer

  July 28 2006


This Certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2003 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2003, be deemed filed by the Company for purposes of
Section 18 of the Securities and Exchange Act of 1934, as amended.


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

                                   EXHIBIT 32

July 28, 2006

Securities and Exchange Commission
450 Fifth Street, NW
Washington, DC 20549

                CERTIFICATE OF CHIEF EXECUTIVE OFFICER REGARDING
                 PERIODIC REPORT CONTAINING FINANCIAL STATEMENTS

I, John Paulsen, the Principal Financial and Accounting Officer of eNucleus, Inc. (the "Company"), in compliance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2003, that, to the best of his knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Company.


                                   /s/  JOHN PAULSEN
                                   -----------------------------------
                                        John Paulsen
                                        Principal Financial and
                                        Accounting Officer

  July 28 2006

This Certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2003 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2003, be deemed filed by the Company for purposes of
Section 18 of the Securities and Exchange Act of 1934, as amended.


                                       20